UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 15, 2022
Date of Report (date of earliest event reported)
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The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On November 15, 2022, The Oncology Institute, Inc. (the "Company") issued a slide presentation which includes the Company's financial results for the three and nine months ended September 30, 2022 and certain other financial information. A copy of the presentation is furnished hereto as Exhibit 99.1, which are incorporated by reference herein.
Item 7.01. Regulation FD Disclosure

On November 15, 2022, in conjunction with the slide presentation of its financial results, the Company provided updates regarding the Company’s business and guidance for the year ending December 31, 2022. The information provided above in “Item 2.02 - Results of Operations and Financial Condition” of this Current Report on Form 8-K (“Current Report”) is incorporated by reference into this Item 7.01.

The information contained in Items 2.02 and 7.01 of this Current Report and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Slide presentation issued by The Oncology Institute, Inc. on November 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2022

The Oncology Institute, Inc.

By:	/s/ Mihir Shah
Name:	Mihir Shah
Title:	Chief Financial Officer